Collaborative Investment Series Trust 485BPOS

Exhibit 99(j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 26, 2024, relating to the financial statements and financial highlights of Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Systematic Equity ETF and Rareview Total Return Bond ETF, each a series of Collaborative Investment Series Trust, which are included in Form N-CSR for the year ended September 30, 2024, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin January 27, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 26, 2024, relating to the financial statements and financial highlights of Goose Hollow Tactical Allocation ETF and Goose Hollow Multi-Strategy Income ETF, each a series of Collaborative Investment Series Trust, which are included in Form N-CSR for the year ended September 30, 2024, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin January 27, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 26, 2024, relating to the financial statements and financial highlights of Mindful Conservative ETF, Adaptive Core ETF and Mohr Sector Nav ETF, each a series of Collaborative Investment Series Trust, which are included in Form N-CSR for the year ended September 30, 2024, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information. We also herby consent to the reference to our firm in this Registration Statement on Form N-1A of Mohr Company Nav ETF, a series of Collaborative Investment Series Trust, under the header “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin January 27, 2025

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 26, 2024, relating to the financial statements and financial highlights of The SPAC and New Issue ETF, a series of Collaborative Investment Series Trust, which are included in Form N-CSR for the year ended September 30, 2024, and to the references to our firm under the headings “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Policies and Procedures for Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin January 27, 2025